UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2020 (March 2, 2020)

Otelco Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock ($0.01 par value per share)	OTEL	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2020, Otelco Inc. (the “Company”) entered into an Agreement Regarding Amendments to Credit Agreement (the “Amendment”), which amended the Company’s Credit Agreement dated as of November 2, 2017 (as amended, the “Credit Agreement”), by and among the Company, as borrower, each subsidiary of the Company listed as a guarantor on the signature pages thereto, as guarantors (such guarantors, together with the Company, the “Loan Parties”), the lenders party thereto from time to time, as lenders, and CoBank, ACB, as administrative agent (“CoBank”).

The Amendment, among other things, amends the financial covenants set forth in the Credit Agreement, effective as of December 31, 2019, to: (i) remove the required minimum fixed charge coverage ratio; (ii) add a maximum annual aggregate capital expenditures covenant of $10,500,000 for fiscal year 2020 and $10,000,000 for each year fiscal year thereafter ; (iii) modify the required maximum leverage ratio to the following maximum levels for each fiscal quarter end during the following periods (A) 3.50:1.00 for any fiscal quarter ending during the period from October 1, 2019 through March 30, 2021, (B) 3.25:1.00 for any fiscal quarter ending during the period from April 1, 2021 through December 31, 2021, and (C) 3.00:1.00 for any fiscal quarter ending on or after January 1, 2022; and (iv) add a new minimum debt service coverage ratio covenant of not less than 1.75:1.00, measured as of the end of each fiscal quarter.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Agreement Regarding Amendments to Credit Agreement, dated as of March 2, 2020, by and among Otelco Inc., as borrower, each subsidiary of Otelco Inc. listed as a guarantor on the signature pages thereto, as guarantors, the lenders from time to time party thereto, as lenders, and CoBank, ACB, as a lender and administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Otelco Inc.

Date: March 3, 2020	By:	/s/ Curtis L. Garner, Jr.
Curtis L. Garner, Jr.
Chief Financial Officer